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                                                                   EXHIBIT 10.38

                                 GETTHERE.COM
                             GT SERVICES AGREEMENT

     This Agreement is made as of October 13, 1999 ("Effective Date") between GetThere.com, a California corporation with its principal place of business at 4045 Campbell Avenue, Menlo Park, CA 94025 ("GT") and America West Airlines, Inc., a Delaware corporation with its principal place of business at 4000 E. Sky Harbor Boulevard, Phoenix, AZ 85034 ("Company").

                                  Background

     GT develops and markets travel-related technology and services for use in connection with the World Wide Web. The GT Reservation System permits customers to access real-time ARS and CRS inventory and make travel reservations via the World Wide Web. Company wishes GT to provide online airline ticket reservation and ticketing services, and other ancillary reservation and ticketing services, through access to the GT Reservation System via screens displaying its logos and other Company-specific information.

     GT and COMPANY agree as follows:

1.   Certain Definitions.

     1.1  "ARS" means the EDS Shares Airline Reservations System.

     1.2 "Booking" means the creation of a PNR within the database of the applicable CRS or ARS and all changes and cancellations relating to such PNR.

     1.3 "Company Client" means a customer of Company's that utilizes the Private Label Site.

     1.4 "Content" means the Company specific content as set forth in Attachment A ("Company Content") delivered by Company to GT for use in the Private Label Site.

     1.5 "CRS" means a computer reservation system other than ARS implemented or accessed by the GT Reservation System to process ticket reservation and purchasing.

     1.6 "Data Center" means the GT facilities where the servers and equipment necessary to host, operate, manage and maintain the Private Label Site and the GT Reservation System are located.

     1.7 "GT Reservation System" means GT's proprietary booking engine that provides access to ARS or to another CRS in order to make travel reservations via the World Wide Web.

     1.8 "PNR" means a single passenger name record (which can include multiple names and segments) containing sufficient information to process a travel reservation.

     1.9 "Private Label Site" means a set of World Wide Web pages through which a Company Client may access the GT Reservation System via screens displaying the Content.

2.   Content and License Rights.

     2.1 GT License. GT grants to Company a world-wide, non-exclusive, non-transferable, non-sublicensable, royalty-free license during the term of this Agreement to access, and to permit its employees, contractors, and Company Clients to access and use the Private Label Site and the GT Reservation System. Company acknowledges GT's proprietary rights set forth in Section 11.1.

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

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     2.2  Company License. Company will provide GT with the Content for the
Private Label Site as further described in the SOW (as defined below). Company grants to GT a world-wide, non-exclusive, royalty-free license during the term of this Agreement to reproduce, electronically distribute and publicly display the Content delivered to GT by Company only on the Private Label Site in accordance with Company's instructions. GT acknowledges that Company owns all right, title and interest in and to the Content.

     3.   Implementation and Further Updates to Functionality and Performance.

     3.1 Assistance and Coordination. Company will (i) cause EDS to install a physical connection from ARS to the Data Center and provide information with respect thereto reasonably necessary to enable GT to use the connection; (ii) facilitate GT's access to ARS and reasonably available personnel who can assist GT in understanding ARS so that GT can develop the code required to communicate with ARS, (iii) perhaps install dedicated lease lines if required between Company and the Data Center for updating Frequent Flyer information as set forth in the SOW, and (iv) provide such other items and assistance as may be reasonably necessary to enable GT to implement the Private Label Site, as expressly set forth in the SOW (as defined in Section 3.2 below). If after no less than twenty one (21) days after the anticipated installation date discussed in Section 3.2, such physical connection is not installed, or if GT is unable to obtain the specified assistance from Company for a period of twenty-one (21) consecutive days, and GT has used its diligent, good faith efforts to have such connection or lines installed or obtain such access or assistance, and GT has kept Company continuously informed regarding its inability to do so, GT will have the right to terminate this Agreement without penalty and with no cause of action against Company. In the event of any such termination, GT shall refund to Company [*], [*], or [*] of the License Fee paid by Company if the termination occurs in the first, second, or third month respectively during the term of this Agreement.

     3.2 Implementation. GT will implement the Private Label Site no later than February 15, 2000 ("Delivery Date"), in accordance in all material respects with the specifications set forth in the Statement of Work ("SOW") contained in Attachment B hereto. The Delivery Date shall be extended one day for each day after November 1, 1999 that the ARS physical connection referred to in Section
3.1 is not installed and shall otherwise be extended to account for delays resulting from Company's failure to obtain the access or assistance referred to in Section 3.1, or, upon mutual written agreement, to account for other delays in the implementation process and changes in the SOW agreed to by the parties. Implementation is understood to mean GT's providing Company what GT reasonably and in good faith believes to be a fully functional version of the Private Label Site that operates in accordance in all material respects with the specifications in the SOW and that is ready to be acceptance tested as set forth in Section 3.3 below. Company approval of such tests (and in turn acceptance) shall not be unreasonably withheld.

     3.3 Acceptance. Acceptance of the Private Label Site will be deemed to have occurred at the end of fifteen (15) days after the Delivery Date, unless prior thereto notice of rejection is communicated by Company to GT in writing. Company may reject the Private Label Site only if it fails in some material respect to meet the specifications in the SOW. If Company properly rejects the Private Label Site, GT will correct or remedy such nonconformance as soon as reasonably possible but in no event in more than thirty days (30) days after receipt of notice of rejection. When it has made the necessary corrections, GT will again deliver the Private Label Site to Company and the acceptance/rejection/correction provisions above shall be reapplied until the Private Label Site is accepted or the other remedies are selected, as set forth below; provided that, as Company's sole remedy for GT's breach of Section 3.2 or
3.3 Company may, after the second or any subsequent rejection under this Section 3.3, either (i) with GT's agreement, have the GT Reservation System implemented with another CRS-based system of GT's choice, until such time as GT can implement the GT Reservation System with ARS; (ii) extend the time frame for acceptance of the GT Reservation System with ARS; or (iii) terminate this Agreement and receive a full refund of all amounts paid, with no further payment obligations thereafter to GT. If Company chooses the alternative described in clause (i), GT will reimburse Company for the difference, if any, between the transaction fees charged to Company's by the CRS based system and the transaction fees that would have been charged to Company if it had used ARS. The Cut-Over Date shall be the date Company releases the Private Label Site to Company Clients to perform live Bookings or the date mutually agreed upon by the parties but shall occur as soon as possible following the date that the Private Label Site is accepted as provided above. Failure by Company to object or notify prior to acceptance will not limit GT's obligations to correct material non-conforming conditions later discovered pursuant

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to this Agreement. The acceptance processes set forth within this Section 3.3 will also govern the acceptance procedure for implementation of special features set forth in Section 8.3. Notwithstanding anything to the contrary in this
Section 3.3, GT shall not be deemed to be in breach of Sections 3.2 or 3.3 if its failure to perform any obligation provided for herein or therein is a result of Company's failure to cause EDS to install the ARS physical connection as required under Section 3.1, or to perform any of its other obligations under Sections 3.1, 3.2 or 3.3, in any material respect or of any matter beyond GT's reasonable control as specified in Section 13.1.

     3.4 Operation. GT will operate the Private Label Site from and after the Cut-Over Date in all material respects in accordance with the operational specifications contained in the SOW and the system availability requirements set forth in Attachment D.

     3.5 Further Development Obligations. After acceptance of the Private Label Site, GT shall have no obligation to perform further development or customization work except as set forth in this Section 3, Section 10, or as may be required pursuant to Attachment D. Any modifications or updates to the Private Label Site will be made at the Optional Services Fees set forth in Exhibit C, subject to this Section 3, Section 10 and Company's right to receive such modifications or updates free of charge as set forth in this Agreement. GT acknowledges and agrees that it is obligated to provide such development or customization work in accordance with and subject to the procedures set forth in this Section 3 up to [*] hours of development time per contract year, as provided in Attachment C.

     3.6 Upgrades. GT agrees to offer and provide to Company any updates and upgrades to the GT Reservation System and related upgrades to the Private Label Site that GT creates, licenses or acquires and makes available generally to its comparable customers using comparable GT products and services. All such updates and upgrades shall be free of charge unless GT makes such updates or upgrades generally available to comparable GT customers using comparable GT products and services only at an additional price. GT agrees to make any such update or upgrade for which it charges additional prices available to Company at a price no greater than the amount Company would pay if it had commissioned such update or upgrade as a separate development project under this Agreement. If implementation of such updates or upgrades can be made on Company's behalf only following special configuration work by GT because of customized configurations previously adopted by Company, the parties shall agree upon appropriate Optional Service Fees pursuant to the procedure set forth in Section 3.7 and in Attachment C. The provision of any such implementation work by GT may be counted as part of the one thousand (1,000) hours of services to be provided by GT at no charge if Company so elects.

     3.7 Project Management and Change Methodology. The parties will use the following project management methodology in developing any software under this
Section 3 specifically for the purpose of operating the Private Label Site, either for any changes to the specifications for the initial implementation in the SOW or for any additional projects following the Cut Over Date: (i) project definition - Company will supply a written description of the proposed project or change order and its purpose; (ii) Requirements document - to be developed by Company either alone or with GT personnel; (iii) Cost analysis - within fifteen
(15) days following receipt of the project definition document and the requirements document (if different), GT will use its reasonable commercial efforts to provide Company a detailed written list of all projected project fees, costs and expenses, together with an initial description of the necessary engineering specifications and development schedule to achieve the project or to enact the change order; (iv) Company may then elect to proceed with the project for the price, specifications and schedule agreed upon by the parties; (v) GT will include any such project or projects in its regular releases and in two additional releases each year ; (vi) upon completion of a project (excluding changes to the initial implementation, which is addressed in Sections 3.2 and
3.3 above), the parties shall conduct acceptance testing and verification for the project in accordance with the written specifications agreed upon by the parties or in accordance with the procedures of Section 3.3 above; (vii) only upon acceptance pursuant to Section 3 will GT implement the results of the project in the Private Label Site; and (viii) Post Mortem - the parties will meet to discuss issues and improvements that may be designed into development process for future projects. Nothing in this Section 3.7 will be deemed to require GT to accept or undertake any project or development effort that it is not required to accept or undertake by another provision of this Agreement.

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
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     3.8  New Functionality. GT will obtain Company's approval, which will not be unreasonably withheld, before it integrates any new functionality into the GT Reservation System or the Private Label Site. GT will provide Company access to one or more test servers for the purpose of understanding and testing such functionality. Notwithstanding the foregoing, GT reserves the right to integrate any new functionality, modifications or reliability or performance improvements into its basic application without prior approval of Company, so long as such modifications do not adversely affect Company's or Company's Clients' use of the GT Reservations System or the Private Label Site.

     3.9 Content Uploads. GT will provide Company with 24X7 access to the Private Label Site in order to enable Company to modify the Content of the Private Label Site as Company chooses. Company will be solely responsible for the Content it uploads or modifies. GT will provide password security that will enable Company to designate individuals who are allowed to update content. GT shall not modify the Content or remove or upload Content from or to the Private Label Site without the prior written consent of Company.

     3.10 Time of Essence. Each party acknowledges that time is of the essence in performance of its obligations hereunder.

     3.11 Pooling Development Efforts. GT will invite Company to participate in user groups that GT may create or facilitate among GT's online reservations customers. GT may facilitate and undertake joint development efforts by similar users where the users agree to share the costs and fees for such joint development efforts. Company may, for a premium price and other terms and conditions to be determined on a project-by-project basis, require that any development project funded solely by Company remain licensed or implemented solely for Company. In the event that another GT customer in the same industry designates a project for its sole use, Company has the right to initiate a development project for the same or equivalent functionality or performance as that implemented for or licensed to the other GT customer on terms and conditions agreeable to the parties and for the fees set forth in Attachment C. Company acknowledges that any such development effort would involve code independently developed by GT, that GT would not use any intellectual or other proprietary rights owned by or licensed exclusively to such other customer, and that the project would likely be conducted and priced as if GT had not previously undertaken such work.

     3.12 Advertising. Subject to this Section 3.12 and the SOW, GT shall have the sole and exclusive right to procure and display third party advertising on the Private Label Site for [*] of the page views throughout the Site (the "Exclusivity") during the first two years of the Agreement beginning on the Cut-Over Date, and thereafter until such right is terminated as provided below. Company shall provide space on each page of the Site at the location and in the dimensions provided in the SOW, and GT shall have the right to display such advertising in the format specified in the SOW. The revenue from all such advertising shall be shared as provided in Attachment C. GT's Exclusivity shall terminate six (6) months after it receives written notice from Company (such termination not to be effective before the end of the second full year of the Agreement after the Cut-Over Date) that Company has decided not to have any advertising displayed on the Site or has decided that it will procure and display all advertising on the Site using its own internal resources and not through a third party ("Termination Notice"). GT's Exclusivity shall also terminate thirty (30) days after it receives written notice from Company (such termination not to be effective before the end of the second full year of the Agreement after the Cut-Over Date) that Company intends to accept a bona fide offer from another party to enter into an agreement with such party pursuant to which the party would have the sole and exclusive right to procure and display third party advertising on the Site for at least [*] of the page views throughout the Site ("Third Party Offer Notice"), unless GT notifies Company in
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writing that it agrees to the revenue sharing and other material terms and conditions of the proposed agreement. If it does so agree, it's Exclusivity shall continue until it is terminated as provided above or until it receives another Third Party Offer Notice (which will not be given before the end of six months from the date of the most recent prior Third Party Notice), in which event the same rights and procedures specified above shall apply. Any Third Party Offer Notice by Company shall include the advertising revenue sharing and other material terms and conditions of the proposed agreement with the third party. Company can reject any such advertising that it reasonably and in good faith deems to be inappropriate, and GT agrees not to display any advertisements for airline competitors of Company.

4.   Access.


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     4.1  URL's. Company will assign one or more Universal Resource Locators
(URL) for the Private Label Site, which GT will promptly implement.

     4.2 Access Equipment. Except as otherwise provided in this Section 4.2 or in Section 10.5 or Section 13.1 (regarding matters beyond its reasonable control), GT is responsible for all equipment, servers, software and communications within its Data Centers. GT is not responsible for (i) the ARS (except for the interface of the ARS to the GT Reservation System and the physical connection within the Data Centers to the ARS); (ii) the transmission to the Data Center of the Content (except for the physical connection within the Data Centers to the leased lines transmitting the Content); (iii) Company's or Company Client's access to ARS, the Content or any other data supplied by Company or to the Internet; or (iv) any equipment needed by Company or Company Clients to access the Internet. In the event access to the Private Label Site requires additional communications connections to GT, the Content or other data ARS or the Internet, Company shall be responsible for the reasonable costs associated with such connections, as set forth in Attachment C. To the extent that provisioning of such access results in GT incurring additional time, cost, or expense, GT and Company will agree upon fees due for such implementation.

5.   Reports.

     5.1 Database Reports. GT shall provide Company written reports in electronic form no less frequently than once every day detailing PNR information.

     5.2 Performance Reports. GT shall provide Company written reports in electronic form no less frequently than once every month detailing the performance of the Private Label Site and the GT Reservation System during the last review cycle. Such report shall include summaries of all Company customer support requests and their resolution, all system down time, both scheduled and unscheduled, any errors or non-conformities reported or discovered in the Private Label Site or the GT Reservation System, any latency, bandwidth, equipment, communication or other problems, a status report on all Company current development projects, and such other performance characteristics and measurements as the parties may agree to from time to time.

6. Technical Support. GT shall provide Company with the technical support for the Private Label Site as set forth in Attachment D.

7. Bookings. GT will queue to Company a live PNR via ARS for each Booking made through the Private Label Site that will serve as confirmation to Company of each Booking made through the Private Label Site and will keep records of such Bookings.

8.   Payments.

     8.1 Fees. During the initial and any renewal term of this Agreement Company shall pay GT the Fees set forth in Attachment C. If the Agreement is renewed, GT may increase the Private Label Site Management Fees ("License Fees") for any year in any renewal term by not more than [*] [*] over the License Fees in effect during the preceding year.

     8.2 Server and Communications Costs. Company shall pay the Server and Communications Costs as calculated in Attachment C.

     8.3 Optional Services Fees. If GT provides any special features in accordance with the procedures set forth in Section 3.7, Company shall pay the associated Optional Services Fees set forth in Attachment C. [*] hours of such services for each year of the term of the Agreement shall be provided as specified in Attachment C at no charge. GT will invoice Company every thirty
(30) days for Optional Service Fees incurred or based upon project milestone attainment, as mutually agreed by the parties for each project.

     8.4 Payment. Except as otherwise stated herein, all payments due GT hereunder shall be made within thirty (30) days of the date of GT's invoice. Company shall pay GT for all sales, use and other taxes and similar charges based on or arising from this Agreement or its performance, other than taxes based on GT's net income, that GT invoices Company. Any such taxes will be listed separately on each invoice. Late payments for any amounts

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due hereunder will bear interest at one and a half percent (1.5%) per month or the maximum rate permitted by law, whichever is less.

     8.5 Commissions and Advertising Revenue. Hotel and Car Commissions and advertising revenue due to Company, as set forth in Attachment C, shall be paid by GT on a quarterly basis. Revenue owed by GT may be paid or applied as a credit to Company monthly invoices, as elected by Company.

     8.6 Expenses. In addition to the Optional Services Fees set forth in Attachment C, Company shall reimburse GT for reasonable expenses incurred for meals, lodging, and travel (air coach rates) previously authorized in writing by Company and incurred as a result of implementation of special features required by Company outside of the Palo Alto, California area. GT shall invoice Company for these expenses and Company shall pay GT within thirty (30) days of the date of GT's invoice.

     8.7 Air Travel. GT will notify Company before making any air travel arrangements involving services to be performed under or other matters relating to this Agreement. Company will attempt to book any such travel on Company aircraft. If Company cannot do so, it will authorize GT to book travel on another carrier.

     8.8 Disputed Amounts. If Company in good faith disputes any portion of a GT invoice, Company will timely pay GT all undisputed amounts. Within thirty
(30) days of invoice date for an invoice on which a disputed amount appears, Company will: (i) notify GT in writing of the specific items in dispute; (ii) will describe in detail Company's reason for disputing each such item; and (iii) in the event that the disputed amount (or the aggregate of amounts previously disputed by Company) exceeds fifty thousand dollars ($50,000), will deposit such disputed amount into an escrow account. Within fifteen (15) days of GT's receipt of such notice, the parties will negotiate in good faith to reach settlement on any items that are the subject of such dispute. If Company does not notify GT of any items in dispute within such thirty (30) day period, Company will be deemed to have approved and accepted such invoice, except to the extent that an audit as described in Section 9.1 reveals inaccuracies in any invoice not reasonably discernible through commercially reasonable scrutiny in the course of Company's payment processing system.

9.   Audit Rights.

     9.1 Record Keeping; Audit Rights. GT agrees that it will maintain its books and records relating to the fees and other costs and expenses paid by Company under this Agreement for not less than five (5) years after they have been paid, and will, upon reasonable cause and notice, permit such books and records to be examined, at Company's expense, by an independent certified public accountant retained by Company reasonably acceptable to GT solely for the purpose of confirming the accuracy of such Fees, costs and expenses. As a condition to such examination, the independent public accountant will execute a written agreement, reasonably satisfactory in form and substance to GT, to maintain in confidence all information obtained during the course of the examination except for disclosure to Company and GT as necessary for the above purpose and will only conduct such examination during regular business hours. If errors of five percent (5%) or more are discovered as a result of such examination, GT shall reimburse Company for the expense of such examination and pay the difference immediately.

9.2  Technical Audits.

     (a) Employees of Company and its auditors who are from time to time designated by Company and who agree in writing to the security and confidentiality obligations and procedures reasonably required by GT shall be provided with reasonable access to any facility at which services are being performed to enable them to audit GT's performance of services and other matters relevant to this Agreement, including (i) verifying the accuracy of GT's charges to Company and (ii) verifying that services are being provided in accordance with this Agreement, including any applicable performance criteria, standards and milestones.

     (b) Such audits may be conducted once every year during normal business hours; provided, however, that the parties may agree to more frequent audits as deemed reasonably necessary. Company will provide GT with reasonable prior written notice of an audit. GT will cooperate in the audit, will make the information reasonably required to conduct the audit available on a timely basis and will assist the designated employees of

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Company or its auditors as reasonably necessary. All information learned or exchanged in connection with the conduct of an audit, as well as the results of any audit, is confidential and will be subject to Section 14.

     (c) Following an audit, Company will conduct an exit conference with GT to discuss issues identified in the audit that person to GT, and Company will give GT a copy of any portion of the audit report pertaining to GT. The parties will review each GT audit issue and will mutually agree: (i) what, if any, actions will be taken in response to such audit issues, when and by whom and (ii) which Party will be responsible for the cost of taking the actions necessary to resolve such issues. Any such determination will be based on the following criteria: (A) who caused the original deficiency; (B) who has contractual responsibility for the improvement of internal controls; and (C) who set the standards against which the audit is conducted. GT will not be responsible for the cost of an audit, unless otherwise agreed to in writing by the parties.

10.  Warranties And Disclaimers.

     10.1 Title Warranty; Authorization. Each of GT and Company warrants to the other that it has the right to enter into this Agreement and perform its obligations hereunder. Without limiting the generality of foregoing, Company warrants to GT that it now has and/or will have the right to provide GT with all Content to be provided with respect to this Agreement. In addition, and without limiting the first sentence above, GT represents and warrants that it has all necessary right, title and interest to undertake the activities and perform the services required of it under this Agreement.

     10.2 Performance Warranty. GT warrants that the GT Reservation System and the Private Label Site will function and perform in all material respects in accordance with the specifications contained in the SOW, as the SOW may be amended and updated by mutual agreement of the parties. If Company notifies GT of a breach of the foregoing warranty, or if GT otherwise becomes aware of a breach of the foregoing warranty, GT shall implement the problem investigation and correction procedures specified in Attachment D at no cost to Company.

     10.3 Year 2000 Warranty. GT warrants that the GT Reservations System will
(a) manage and manipulate date data involving all dates (including leap years) from the 20th and 21st centuries without functional or data abnormality related to such dates; (b) manage and manipulate date data involving all dates (including leap years) from the 20th and 21st centuries without inaccurate results related to such dates; and (c) have user interfaces and date data fields formatted (or inferred) to distinguish between dates (including leap years) from the 20th and 21st centuries. No representation or warranty, however, is made with respect to any third party technology, other than as incorporated or used in the Data Centers, being used in combination with the GT Reservation System, including without limitation, third party software, services, telecommunications or technology, and this warranty is subject to the condition that any such third party technology outside the Data Centers will properly and correctly exchange data with the GT Reservation System and will be year 2000 compliant. To the extent there is a breach of this Section 10.3 GT shall implement the problem investigation and correction procedures specified in Attachment D at no cost to Company.

     10.4 Harmful Code. GT represents and warrants to Company that, as of the Delivery Date, to the best of its knowledge, software utilized by GT in providing the service does not contain computer instructions, circuitry or other technological means whose purpose is to disrupt, damage or interfere with any use of either party's computer and communications facilities or equipment ("Harmful Code") and it has used commercially reasonable efforts to prevent the introduction of such "Harmful Code" to the services prior to delivery to or use by Company. For the purposes of this warranty, Harmful Code shall include, without limitation, any code containing viruses, Trojan horses, worms, or like destructive code or code that self-replicates. To the extent there is a breach of this Section 10.4 GT shall implement the problem investigation and correction procedures specified in Attachment D at no cost to Company.

     10.5 Exemptions. Company acknowledges and agrees that GT shall not be responsible for Private Label Site or GT Reservation System unavailability due to (i) outages caused by the failure of public telecommunications network or
(ii) errors in coding in, or any other aspect of, HTML or the electronic files containing ARS or Content supplied by Company, (iii) unauthorized use or misuse by users of the Private Label Site unless such misuse is foreseeable or common; or (iv) EDS's failure to provide access to the ARS or the physical

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connectivity from ARS to the Data Center. During the term of this Agreement, every quarter, Company shall provide GT with a six (6) month rolling forecast of the total transaction volumes on the Private Label Site ("Forecast"). If the actual transaction volume is twenty percent (20%) greater than the Forecast, then GT shall not be responsible for failure to meet the availability requirements specified in Section 2 of Attachment D; provided however, that GT shall use its commercially reasonable efforts to meet such availability requirements.

     10.6 Disclaimer. EXCEPT AS PROVIDED ABOVE, ALL INFORMATION, TECHNOLOGY AND SERVICES PROVIDED BY GT HEREUNDER ARE PROVIDED "AS IS" WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GT EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT WITH RESPECT TO SUCH INFORMATION, TECHNOLOGY AND SERVICES.

11.  Proprietary Rights.

     11.1 Ownership. Company acknowledges that, as between the parties, GT owns all right, title, and interest in and to all components of the Private Label Site (excluding the Content) and the GT Reservation System, and the interface to ARS, now or hereafter existing, including all improvements and derivatives thereof and modifications thereto. GT acknowledges that, as between the parties, Company owns all right, title and interest in and to the Content now or hereafter existing, including all improvements and derivatives thereof and modifications thereto.

     11.2 Use Restrictions. Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall give Company any right or license to use, reproduce, display or distribute (electronically or otherwise) any technology or intellectual property rights in the GT Reservation System. Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall give GT any right or license of any kind to use the Content, any trademarks, logos, service marks or trade marks of Company, or any data supplied by a Company client or discoverable about a Company client by way of its use of the Private Label Site.

     11.3 "Powered by GT." GT reserves the right to display its copyright, standard trademark graphic, the phrase "Powered by GT" and standard disclaimer on the Private Label Site in a manner and format to be mutually agreed upon by GT and Company.

     11.4 Trademark License. Subject to the terms and conditions set forth in the Agreement and solely for the purposes hereof, Company grants GT a non-transferable, non-exclusive license, without right of sublicense, to place the Company trademarks, trade names, service marks and logos ("Marks") on the Private Label Site as directed by Company. In no event may GT alter or remove any Marks unless such alteration or removal is approved in advance in writing by Company. Except for the right to use the Marks as set forth in this Section 11.4, nothing contained in this Agreement shall be construed to grant GT any right, title or interest in or to the Marks. GT acknowledges Company's exclusive ownership of the Marks and the renown of such Marks worldwide. GT agrees not to take any action inconsistent with such ownership and further agrees to take, at Company's reasonable expense, any action which Company reasonably requests to establish and preserve Company's exclusive rights in and to its Marks. GT shall not adopt, use or attempt to register any trademarks or trade names that are confusingly similar to the Marks or in such a way as to create combination marks with the Marks. If, in Company's reasonable discretion, GT's use of the Marks does not meet Company's then-current trademark usage policy, or the Private Label Site and associated services are performing in a manner that Company believes negatively affects the value of the Marks, GT will, at Company's request, undertake the necessary remediation, as set forth in Sections 3 or 10 or as otherwise agreed by the parties.

     11.5 GT Indemnity. Except as provided in Section 11.6, GT shall indemnify, defend and hold Company harmless from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Company on account of such third party's claim of infringement or misappropriation resulting from Company's or Company Clients' use of the GT Reservation System or the Private Label Site (excluding Content) of any U.S. patent, copyright, trademark or trade secret or other proprietary right; provided however that Company shall give GT prompt notice in writing of such suit or proceeding, GT shall

                                       8.

have complete control of the settlement and defense thereof, and Company shall provide any information and assistance reasonably requested by GT (at GT's expense). Notwithstanding the foregoing, GT shall not settle or compromise any claim hereunder in a manner that does not unconditionally release Company from liability or that adversely affects the provision of services hereunder without first obtaining Company's prior written consent. The foregoing obligation does not apply with respect to the GT Reservation System or portions or components thereof or services (i) not supplied by GT (e.g. third party software, services, telecommunications or technology); or (ii) that are combined with other products, processes or materials not supplied by GT where the alleged infringement relates to such combination. GT shall also not have any obligation with respect to further damages arising from Company's continued use of infringing intellectual property after GT has provided and implemented modifications to the GT Reservation System or the Private Label Site, as applicable, that do not continue to infringe upon or misappropriate the third party's claimed rights and that meet in all material respects the requirements of the SOW, as amended, and GT has notified Company in writing that the purpose of the modification is to avoid further infringement or misappropriation. In the event such a claim by a third party causes Company's quiet enjoyment and use of the GT Reservation System to be seriously endangered or disrupted, or if either party reasonably believes that such is likely, GT will, at its option, do one of the following: (a) replace the GT Reservation System, without additional charge, with a compatible, functionally equivalent and non-infringing system; (b) modify the GT Reservation System to avoid the infringement; (c) obtain a license to continue use of the GT Reservation System for the term of this Agreement and pay any additional fees required for such a license; or (d) if none of the foregoing alternatives are practical, indemnify Company as set forth above and terminate this Agreement for convenience.

     11.6 Company Indemnity. Company shall indemnify, defend and hold GT harmless from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by GT on account of such third party's claim of infringement resulting from use or display of the Content or from use of the ARS (excluding the interface developed by GT hereunder) of any U.S. patent, trade secret trademark or copyright or other proprietary right; provided however that GT shall give Company prompt notice in writing of such suit or proceeding, Company shall have complete control of the settlement and defense thereof, and GT shall provide any information and assistance reasonably requested by Company (at Company's expense). Notwithstanding the foregoing, Company shall not settle or compromise any claim hereunder in a manner that does not unconditionally release GT from liability without first obtaining GT's prior written consent. The foregoing obligation does not apply with respect to Content (i) not supplied by Company; or (ii) that is combined with other products, processes or materials not supplied by Company where the alleged infringement relates to such combination.

12.  Term and Termination of Agreement.

     12.1 Term. Unless terminated earlier as provided herein, this Agreement shall begin on the Effective Date and continue for an initial period of four (4) years from the Cut Over Date. Thereafter, this Agreement shall automatically renew for two (2) years unless either party gives notice of its intent not to renew no later than one (1) year prior to the end of the initial term.

     12.2 Termination for Cause. Either party may terminate this Agreement upon ninety (90) days written notice in the event the other party breaches any material term of this Agreement and such breach continues without cure for the duration of the notice period.

     12.3 Termination for Convenience. This Agreement may also be terminated by either party without cause by giving one (1) year prior written notice to the other party.

     12.4 Survival. Sections 1, 4 (during the transition period described in
Section 12.5), 5 (during the transition period), 6 (during the transition period), 7 (during the transition period), 8 (except that Sections 8.2 and 8.3 shall survive only during the transition period), 9.1, 9.2 (during the transition period), 10, 11 (during the transition period), 12, 13, 14, 16, 18, 19 and 20 will survive any termination or expiration of this Agreement. Any payment obligations that exist as of the termination or expiration of this Agreement shall remain in effect.

     12.5 Post-Termination Obligations. In the event of termination of this Agreement, GT agrees to continue to operate the Private Label Site under the terms and conditions of this Agreement, for a minimum of one

                                       9.

(1) year from the date such termination is effective. GT will also work with suppliers identified by Company and Company to structure a smooth changeover from GT to any other supplier of services. Without limiting the foregoing, GT will provide a secure one-time FTP feed of the Company's existing user database in a comma-delimited form GT will assist in cutover from the Private Label Site as requested, including establishing a pointer from its main site to the new sites indicated by Company for a period of ninety (90) days following transition from the Private Label Site. The obligations of GT under this Section 12.5 are subject to the timely payment by Company of all accrued fees and expenses under this Agreement, including, without limitation, the fees and expenses due GT pursuant to this Section 12.5. Notwithstanding the foregoing, GT shall have no obligations under this Section 12.6 if it has terminated this Agreement as a result of Company's breach of its obligations to pay any Fees or other amounts due under this Agreement unless Company pays GT in advance the fees and expenses due GT pursuant to this Section 12.6.

13.  Limitation of Liability.

     13.1 Limitation of GT Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, AND EXCEPT FOR BODILY INJURY, GT SHALL NOT BE LIABLE OR OBLIGATED WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS OF THE AGGREGATE LICENSE FEES PAID TO GT BY COMPANY FOR THE PRIVATE LABEL SITE DURING THE NINE MONTHS PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES; (III) FOR LOST PROFITS; OR (IV) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. FOR PURPOSES OF SECTION 3.3, ATTACHMENT D AND THIS SECTION 13.1, THE EVENTS SPECIFIED IN SECTION THE SECOND SENTENCE OF
SECTION 4.2 AND IN SECTION 10.5 SHALL BE DEEMED, WITHOUT LIMITATION, TO BE MATTERS BEYOND GT's REASONABLE CONTROL, AND FAILURES OF OR DEFECTS IN COMPUTERS OR OTHER EQUIPMENT OR SOFTWARE USED TO OPERATE THE PRIVATE LABEL SITE MAINTAINED BY GT, OR FOR GT BY ANY THIRD PARTY PURSUANT TO AN AGREEMENT BETWEEN GT AND SUCH THIRD PARTY, SHALL NOT BE DEEMED TO BE MATTERS BEYOND GT's REASONABLE CONTROL. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION AND EXCLUSIONS MAY NOT APPLY TO COMPANY. FOR PURPOSES OF THIS SECTION 13.1 AND SECTION 13.2, INCIDENTAL DAMAGES SHALL NOT INCLUDE COST OF COVER OR OTHER MITIGATION COSTS.

     13.2 Limitation of Company Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, AND EXCEPT FOR BODILY INJURY OR BREACHES OF SECTIONS 8.1 THROUGH 8.6, COMPANY SHALL NOT BE LIABLE OR OBLIGATED WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS OF THE AGGREGATE OF FEES PAID OR PAYABLE TO GT BY COMPANY FOR THE PRIVATE LABEL SITE DURING THE NINE MONTHS PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (III) FOR LOST PROFITS (EXCEPT FOR FEES PAYABLE BY COMPANY TO GT UNDER THIS AGREEMENT). SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION AND EXCLUSIONS MAY NOT APPLY TO GT.

14. Confidentiality. Each party to this Agreement acknowledges that it or its employees may be exposed to or acquire information in connection with this Agreement that is proprietary or confidential to the other party or third parties to whom either party has a duty of confidentiality. Except as set forth below, any and all information relating to the business of either party or its clients or customers and other information obtained by either party or its employees in the performance of this Agreement shall be deemed to be confidential and proprietary information provided all such material is clearly labeled as "Confidential" or "Proprietary." Except as otherwise provided herein, each party agrees to hold the Confidential information of the other party in confidence and not to disclose such information to third parties or to use such information for any purpose whatsoever and to advise each of its employees who may be exposed to such proprietary and confidential information of their obligations to keep such information confidential. Notwithstanding the above:
(A) nothing contained in this Section 14 or elsewhere in this

                                      10.

Agreement shall restrict GT from complying with industry reporting requirements;
(B) the terms of this Agreement, Company Client's names, travel destinations, itineraries, technical data, implementation plans, traveler profiles, and travel contracts shall be considered Confidential information of Company regardless of whether such information is labeled as such; (C) neither party is prohibited from (i) under confidence, using or disclosing Confidential Information to third parties as required to perform its obligations under this Agreement, (ii) using or disclosing such Information externally in an aggregate or statistical composite form (provided that such Information is combined with other similar information and does not specifically identify the Information as specific to Company), or (iii) in confidence, using or disclosing such Information to its auditors or attorneys, or to investors or potential investors or other financing sources and their advisors, or in connection with a merger or acquisition or proposed merger or acquisition; and (C) Confidential Information shall not include (i) information that is now or subsequently becomes publicly available without breach of this Agreement by the receiving party, (ii) information made available to either party from other sources without any obligation of confidentiality, (iii) information that is already in either party's possession not subject to an obligation of confidentiality, (iv) information that is independently developed by either party without reference to any confidential information, and (v) information that is required to be disclosed pursuant to any law or any rule or regulation of a governmental agency or any order of a court or governmental agency provided that the receiving party shall first notify the disclosing party of such disclosure requirement or order and uses reasonable efforts to obtain confidential treatment or a protective order. Upon termination of this Agreement, the receiving party will at its option return to the disclosing party or destroy all Confidential Information of the disclosing party and all documents or media containing any such Confidential Information and any and all copies or extracts thereof, except that the receiving party may retain one copy of all such Confidential Information solely for archival legal purposes.

15. Publicity And Marketing. Both parties agree to cooperate with each other so that each party may issue a press release concerning this Agreement, provided that each party must approve any press release prior to its release, which shall not be unreasonably withheld. Notwithstanding anything to the contrary herein, GT may file the Letter of Intent between the parties dated as of August 22, 1999, regarding the subject matter of this Agreement, or may file this Agreement, as an exhibit to its registration statement on Form S-1 as required by the Securities and Exchange Commission. Company agrees that it may be designated as a "reference account" for GT's online travel technology solution to certain potential customers, upon terms to be mutually agreed by the parties hereto.

16.  User Data.

     16.1 Ownership. As between the parties, Company shall own all user data regarding all users of the Private Label Site and any tickets or services purchasable via the Private Label Site.

     16.2 Use Restrictions. GT shall not use for any purpose other than as expressly set forth herein or expressly permitted in writing by Company, or disclose to any third party any user data related to the Private Label Site. Notwithstanding the foregoing, GT shall be entitled to use aggregated PNR data, page hits and user sessions data for all users collectively of GT services, so long as such data is not aggregated on an airline by airline basis.

17. Source Code Escrow. Within thirty (30) days after execution of this Agreement, GT will place in escrow pursuant to the terms of an escrow agreement substantially in the form attached as Attachment E (the "Escrow Agreement"), all source code and related documentation necessary for maintenance and/or support of the GT Reservation System as it exists on the Effective Date of this Agreement. GT will update the escrow deposit and related documentation within thirty (30) days following acceptance of the Private Label Site with the source code and related documentation for the GT Reservation System (collectively the "Escrow Materials"), and will continue to update the escrow deposit thereafter with any new or modified source code and related documentation necessary for maintenance and/or support of the GT Reservation System at least twice per year and will notify Company in writing when it does so. All escrow agent fees will be borne by Company. If GT files Chapter 11 or Chapter 7 bankruptcy or ceases its business operations without a successor, then GT shall grant Company an irrevocable (until GT emerges from Chapter 11 bankruptcy and is capable of performing its obligations under Section 3.4), perpetual (until GT emerges from Chapter 11 and is capable of performing its obligations under Section 3.4), worldwide license to use or have used only internally in furtherance of the purposes of this Agreement the Escrow Materials (until GT emerges from Chapter 11 and is capable of performing its obligations under Section 3.4) to the Private Label Site and the GT Reservation System and shall authorize any Escrow Agent under the Escrow Agreement to

                                      11.

release such Escrow Materials (until GT emerges from Chapter 11 bankruptcy and is capable of performing its obligations under Section 3.4, at which time Company will return all Escrow Materials to the Escrow Agent) pursuant to the Escrow Agreement.

18.  Account Managers.

     (a) GT will designate one person as the Account Manager for Company under this Agreement. The Account Manager shall be the primary contact for all matters arising under this Agreement and shall be primarily responsible for the delivery of services and the daily management and decision making responsibility.

     (b) Company will designate one senior level person as the primary contract for GT under this Agreement. This person shall have authority to make daily decisions, shall be the primary contact for all matters arising under this Agreement, shall have signature authority, shall facilitate payments due from Company, and shall facilitate work with and assistance by Company's reservations system vendor.

19. Warrant. Notwithstanding any language to the contrary in that certain warrant held by Company to purchase shares of the Series E Preferred Stock of GT dated September 14, 1999 (the "AmericaWest Warrant"), GT and Company hereby covenant and agree as follows: (i) the America West Warrant is not exercisable and Company will not take actions to exercise it on or prior to September 14, 2001; (ii) in the event that the AmericaWest Warrant does become exercisable according to the terms of this Section 19, it shall remain exercisable by Company until and including September 14, 2003; and (iii) the AmericaWest Warrant shall terminate and be null and void if GT terminates this Agreement pursuant to Section 12.2 because of a breach of this Agreement by Company occurring on or prior to September 14, 2001, or if Company terminates this Agreement pursuant to Section 12.3 on or prior to September 14, 2001.

20. General. For all purposes of this Agreement, each party shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other and shall not bind nor attempt to bind the other to any contract. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, when sent by confirmed fax, or three days after being sent by prepaid certified or registered U.S. mail to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice. Neither party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Agreement without the written consent of the other (and any such attempt shall be void), except that a party may assign and transfer this Agreement and its rights and obligations hereunder to any third party who succeeds to substantially all its business or assets. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. It is the intention of the parties that this Agreement be controlling over additional or different terms of any purchase order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-pre-printed agreements clearly understood by both parties to be an amendment or waiver. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. No changes, modifications, or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys fees. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement.

America West Airlines, Inc.             Getthere.Com, INC.

Signature:____________________          Signature:_________________________

Name:_________________________          Name: Kenneth R. Pelowski

                                      12.

Title:_____________________             Title: Chief Operating and Chief
                                               Financial Officer

Date: October 13, 1999                  Date: October 13, 1999

                                      13.

                                 Attachment A

                                COMPANY CONTENT

 .    Company logo to be provided by Company in standard electronic format according to specifications provided by GT.

 .    All text, data, passenger name records, pictures, sound, and graphics that
     Company provides.

                                      1.

                                 Attachment B

                              SITE SPECIFICATIONS

Statement of Work

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
Login/Profile                      .  The site will support user registration
                                      and user profiles
                                   .  There will not be an indicator regarding
                                      "guest" access. Anyone will be able to
                                      enter the site.
                                   .  The profile entry will be on the booking
                                      page, not the home page.
--------------------------------------------------------------------------------
Schedule/Availability Request      .  Speedy flight search from home page - no
 (from Home page - Process 1)         login required, simple O&D's
--------------------------------------------------------------------------------
 .  Roundtrip option
--------------------------------------------------------------------------------
 .  One Way option
--------------------------------------------------------------------------------
 .  Multi City option
--------------------------------------------------------------------------------
 .  Departure City selection field  .  Site will restrict departure and arrival city options to a list of that is
                                      supported by America West's flight
                                      schedules
                                   .  Departure field will be displayed as a
                                      drop down box
--------------------------------------------------------------------------------
 .  Destination City selection      .  Site will restrict departure and arrival
   field                              city options to a list of that is
                                      supported by America West's flight
                                      schedules
                                   .  Destination city will be displayed as a
                                      drop down box
--------------------------------------------------------------------------------
 .  Date selection: month, date     .  Will be displayed as a drop down box
   selection field
--------------------------------------------------------------------------------
 .  Time selection: month, date     .  Will be displayed as a drop down box
   selection field
--------------------------------------------------------------------------------
 .  Passenger Count selection       .  Up to nine passengers
   field
--------------------------------------------------------------------------------
Schedule/Availability Request
 (from Reserv page - Process 2)
--------------------------------------------------------------------------------
 .  Roundtrip option
--------------------------------------------------------------------------------
 .  One Way option
--------------------------------------------------------------------------------
 .  Multi City option
--------------------------------------------------------------------------------

                                      1.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
 .  Departure City selection field  .  Site will restrict departure and arrival city options to a list of that is
                                      supported by America West's flight
                                      schedules
                                   .  Departure field will be displayed as a
                                      drop down box
--------------------------------------------------------------------------------
 .  Destination City selection      .  Site will restrict departure and arrival
   field                              city options to a list of that is
                                      supported by America West's flight
                                      schedules
                                   .  Destination city will be displayed as a
                                      drop down box
--------------------------------------------------------------------------------
 .  Date selection: month, date     .  Will be displayed as a drop down box
   selection field
--------------------------------------------------------------------------------
 .  Time selection: month, date     .  Will be displayed as a drop down box
   selection field
--------------------------------------------------------------------------------
 .  Sort results by
--------------------------------------------------------------------------------
   - sort by Price (lowest
   to highest)
--------------------------------------------------------------------------------
   - sort by Time (closest
   to inquiry)
--------------------------------------------------------------------------------
 .  Passenger Count selection       .  Up to nine passengers
   field
--------------------------------------------------------------------------------
 .  Class/pricing options           .  Customers will be able to search by
   selection field: Y-lowest avail    restricted and unrestricted flights and
   fare, Y-non-restricted fare,       class of service (for example: first
   Biz, First                         class)
--------------------------------------------------------------------------------
 .  Calendar
--------------------------------------------------------------------------------
 .  # of Flights Displayed          .  AWA will be able to select # of flights
                                      displayed.
--------------------------------------------------------------------------------
 .  Option to login                 .  Provide pax with option to login and use
                                      existing profile
--------------------------------------------------------------------------------
 .  Travel links                    .  Links to destination information will be
                                      provided. Links will be chosen by AWA
--------------------------------------------------------------------------------
 .  Display status bar
--------------------------------------------------------------------------------
 .  Hint for lower priced flights
--------------------------------------------------------------------------------
Schedule Display
--------------------------------------------------------------------------------
 .  All outbound options            .  AWA will be allowed to select the number
   displayed first                    of flights it wants displayed
--------------------------------------------------------------------------------
 .  All return options displayed    .  AWA will be allowed to select the number
   second                             of flights it wants displayed
--------------------------------------------------------------------------------
 .  Select flight                   .  Customers will have the ability to make
                                      selection based on origin and destination
                                      points not based on individual segments
--------------------------------------------------------------------------------

                                      2.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
 .  Airline name display            .  Site will restrict display to AWA, AWA
                                      Express, and CO flights from specified
                                      Origin and Destination cities
--------------------------------------------------------------------------------
 .  Flight Number display
--------------------------------------------------------------------------------
 .  Equipment type display
--------------------------------------------------------------------------------
 .  Depart time display
--------------------------------------------------------------------------------
 .  Departure city display          .  Display hyperlink to information about
                                      city in a flying window so that pax do not
                                      interrupt their session
--------------------------------------------------------------------------------
 .  Arrival time display
--------------------------------------------------------------------------------
 .  Arrival City display            .  Display hyperlink to information about
                                      city in a flying window so that pax do not
                                      interrupt their session
--------------------------------------------------------------------------------
 .  Code Share Display              .  Booking engine will display and provide
                                      the ability to sell code share flights.
                                   .  Site will restrict display to AWA, AWA
                                      Express, and CO flights from specified
                                      Origin and Destination cities
                                   .  HP, HP Express, HP* and CO connecting
                                      flights will be shown.
 .  Web specials are viewed         .  Limitations may apply based on the number
   through a separate schedule        of uniquely discounted airfares
   request form. Only flights      .  GT capable of doing specials based on
   where special availability is      wildcards and able to do system wide
   present are displayed.             sales.
--------------------------------------------------------------------------------
 .  Web specials are highlighted    .  Proprietary fares will be integrated with
   on the availability display        published fares in schedule and pricing
                                      display.
--------------------------------------------------------------------------------
 .  Multiple Passenger Bookings     .  9 passengers can be booked at one time
--------------------------------------------------------------------------------
 .  Stops display
--------------------------------------------------------------------------------
 .  On-time percentage              .  This will not be displayed, but will be
                                      optional for future use
--------------------------------------------------------------------------------
 .  Flight Duration/Elapsed Time
   display
--------------------------------------------------------------------------------
Selecting Flights for Pricing
--------------------------------------------------------------------------------
 .  Display with est. prices        .  Optional for future use
--------------------------------------------------------------------------------
 .  Display with no prices
--------------------------------------------------------------------------------
Fare Display/Pricing               .  Display a pricing summary after the user
                                      selects all flights for their itinerary.
                                   .  GT will scope the ability to price with
                                      schedule display
--------------------------------------------------------------------------------
 .  Pricing Display
--------------------------------------------------------------------------------

                                      3.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                   .  All fares will be displayed when O&D's are
                                      selected - including: proprietary,
                                      specials, published, unpublished,
                                      codeshare, International
--------------------------------------------------------------------------------
 .  International Pricing           .  International pricing is dependent upon
                                      fare capability of SHARES ARS
--------------------------------------------------------------------------------
 .  Flight Number display
--------------------------------------------------------------------------------
 .  Equipment type display
--------------------------------------------------------------------------------
 .  Depart time display
--------------------------------------------------------------------------------
 .  Depart city display             .  Display hyperlink to information about
                                      city in a flying window so that pax do not
                                      interrupt their session
--------------------------------------------------------------------------------
 .  Arrival time display
--------------------------------------------------------------------------------
 .  Arrival City display            .  Display hyperlink to information about
                                      city in a flying window so that pax do not
                                      interrupt their session
--------------------------------------------------------------------------------
 .  Class: (coach, biz, first)
--------------------------------------------------------------------------------
 .  Total Airfare display
--------------------------------------------------------------------------------
 .  Penalty requirements            .  Display of airfare penalty information is
                                      dependent upon the online system's ability
                                      to obtain it from SHARES in a manner that
                                      can be displayed to the user
--------------------------------------------------------------------------------
 .  Link to hints if airfare
   seems too high
--------------------------------------------------------------------------------
 .  Selecting Fares                 .  After the implementation of a low fare
                                      search, when the user clicks on a fare,
                                      site will go to itinerary review page.
--------------------------------------------------------------------------------
 .  Link to fare rules (text file   .  Require customers to click "agree" to the
   scraped from tariff rule in        rules before they continue to point of
   SHARES)                            purchase.
                                   .  This will be included in the initial
                                      launch
--------------------------------------------------------------------------------
 .  Reservation Status Bar
--------------------------------------------------------------------------------
Updates to Existing Records
--------------------------------------------------------------------------------
 .  PNR Modify                      .  Customers will be able to modify existing
                                      reservations online - capability to allow
                                      customers to change their itineraries
                                      online
--------------------------------------------------------------------------------
 .  Itinerary Cancellations         .  GT will enable itinerary cancellations on
                                      all fares - restricted and unrestricted.
--------------------------------------------------------------------------------
Tariff Rule Per Segment
--------------------------------------------------------------------------------
 .  Instant eticketing              .  Site will support the use of instant
                                      eticketing
                                   .  Eligibility for use of eticketing based on
--------------------------------------------------------------------------------

                                      4.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                      airline
--------------------------------------------------------------------------------
 .  Identical Text from published   .  Fare rules will be displayed in an
   tariff rule in CRS.                unfiltered manner based on their content
                                      in SHARES
--------------------------------------------------------------------------------
Collect Passenger information
 Form/Itinerary Review
--------------------------------------------------------------------------------
 .  Frequent flier number           .  Frequent flyer numbers automatically
                                      entered into reservation based on user
                                      profile if profile exists. If no profile
                                      exists, there will be a text box where FF
                                      number can be filled in
                                   .  A drop down menu on the ref page will
                                      allow users to indicate whether they are
                                      using an AWA or CO FF#. This will be
                                      included in the initial launch
                                   .  If CO is selected, GT will provide the
                                      capability to have "-co" appended to the
                                      number. This will be included in the
                                      initial launch
--------------------------------------------------------------------------------
 .  Link to seatmaps                .  Customers will be able to pick their seats
                                      from a fully functional and accurate
                                      seatmap if such seat map information is
                                      available from SHARES
--------------------------------------------------------------------------------
 .  Special air service requests
--------------------------------------------------------------------------------
Credit Card Information            .  Credit card will be the only form of
 Form/Validation                      payment for online ticket purchases upon
                                      implementation
                                   .  AVS done through SHARES real time
                                      validation will occur
--------------------------------------------------------------------------------
 .  Credit card type selection      .  Limited to Visa, MC, Amex, Discover
   field
--------------------------------------------------------------------------------
 .  Name on card (text box)
--------------------------------------------------------------------------------
 .  Credit card number (text box)
--------------------------------------------------------------------------------
 .  Expiration date (text box)
--------------------------------------------------------------------------------
 .  CID verification text entry     .  A conditional field will be available for
   field (currently Amex only)        CID numbers
--------------------------------------------------------------------------------
 .  Credit Card Encryption          .  Credit card data will be encrypted with
                                      industry standard Triple DES encryption
--------------------------------------------------------------------------------
 .  Credit Card Verification        .  Will support verification functionality as
                                      provided by SHARES
--------------------------------------------------------------------------------
Billing and Delivery
--------------------------------------------------------------------------------

                                      5.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
Information Form
--------------------------------------------------------------------------------
 .  Pre-populated with profile      .  Billing and delivery information will be
   information                        pre-populated for those pax who have an
                                      existing profile.
                                   .  Customers will not be required to fill out
                                      a profile, therefore, billing and delivery
                                      information can be filled out through text
                                      boxes without requiring a profile.
--------------------------------------------------------------------------------
 .  First, Last Name (text box)
--------------------------------------------------------------------------------
 .  Street Address(text box)
--------------------------------------------------------------------------------
 .  City(text box)
--------------------------------------------------------------------------------
 .  State selection field
--------------------------------------------------------------------------------
 .  Postal code(text box)
--------------------------------------------------------------------------------
 .  Email(text box)
--------------------------------------------------------------------------------
 .  Day, Home Phone(text box)
--------------------------------------------------------------------------------
 .  Delivery limited to instant
   etickets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .  Calendar
--------------------------------------------------------------------------------
 .  World Clock
--------------------------------------------------------------------------------
Receipt Confirmation
(ACCESS TO AWA ONLY)
--------------------------------------------------------------------------------
 .  Electronic Ticketing            .  Electronic Ticketing will be the only
                                      option available for purchases
--------------------------------------------------------------------------------
 .  Fulfillment queue               .  GT will put PNR data from E-Tickets
                                      purchased on site into a queue for AWA
                                      fulfillment
--------------------------------------------------------------------------------
 .  E-Mail confirmation             .  All customers that have provided a correct
                                      email address will receive an email
                                      confirmation after making a purchase.
                                   .  Email addresses will be collected in
                                      passenger information.
--------------------------------------------------------------------------------
Confirmation CONTENT:
--------------------------------------------------------------------------------
 .  Passenger names
--------------------------------------------------------------------------------
 .  Ticket Number                   Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  Base fare                       Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  Tax                             Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  PFC                             Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  Total
--------------------------------------------------------------------------------
 .  Itinerary
--------------------------------------------------------------------------------
 .  Form of payment (cc type,
 last 4 digits of cc#)
--------------------------------------------------------------------------------

                                      6.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
 .  Frequent flier numbers
--------------------------------------------------------------------------------
 .  Fare Calculation                Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  Restrictions                    Dependent upon availability from SHARES
--------------------------------------------------------------------------------
 .  Check in requirements           AWA to supply text
--------------------------------------------------------------------------------
 .  Refund Information              AWA to supply text
--------------------------------------------------------------------------------
 .  Summary of Incorporated Terms   AWA to supply text
--------------------------------------------------------------------------------
 .  Advice to international         AWA to supply text
   passengers on limitation of
   liability
--------------------------------------------------------------------------------
 .  International baggage           AWA to supply text
   liability limitation
--------------------------------------------------------------------------------
 .  Link to book another ticket
--------------------------------------------------------------------------------
 .  Link to home
--------------------------------------------------------------------------------
Flight Status Information          .  GT will enable customers to view flight
                                      information.
                                   .  This information will include Flight #,
                                      departure time, arrival time, and gate
                                      information as available from SHARES.
--------------------------------------------------------------------------------
 .  Airline- HP only
--------------------------------------------------------------------------------
 .  Flight Number (text box)
--------------------------------------------------------------------------------
 .  Gate Information
--------------------------------------------------------------------------------
 .  Departure Date: -1, now, +1
   (drop down list)
--------------------------------------------------------------------------------
Web Registration
--------------------------------------------------------------------------------
 .  Online Password Changes
--------------------------------------------------------------------------------
 .  Frequent flier number (text
 box)
--------------------------------------------------------------------------------
 .  User name
--------------------------------------------------------------------------------
 .  Title selection field
--------------------------------------------------------------------------------
 .  First name (text box)
--------------------------------------------------------------------------------
 .  Middle initial (text box)
--------------------------------------------------------------------------------
 .  Last name (text box)
--------------------------------------------------------------------------------
 .  Suffix selection field
--------------------------------------------------------------------------------
 .  Address
--------------------------------------------------------------------------------
 .  Street 1 and 2 (text box)
--------------------------------------------------------------------------------
 .  City
--------------------------------------------------------------------------------
 .  State
--------------------------------------------------------------------------------
 .  Postal code
--------------------------------------------------------------------------------
 .  Country selection field
--------------------------------------------------------------------------------
 .  Phone
--------------------------------------------------------------------------------

                                      7.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
 .  Country code, Area code,
   Phone, Ext (text boxes)
--------------------------------------------------------------------------------
 .  Email (text box)
--------------------------------------------------------------------------------
 .  Forgotten password question
    (text box)
--------------------------------------------------------------------------------
 .  Forgotten password answer
   (text box)
--------------------------------------------------------------------------------
 .  Sign up for email newsletter
--------------------------------------------------------------------------------
Marketing/Promotions
--------------------------------------------------------------------------------
 .  E-mail Broadcast - weekly       .  Weekly email broadcast service will be
   specials                           available for both of AWA's Surf `n Go
                                      lists.
                                   .  Additional email notifications will be
                                      sent out to specific email members per
                                      AWA's request. Additional emails are not
                                      to exceed 1 additional email per week.
                                   .  Existing email addresses will be
                                      integrated into GT email system.
                                   .  Customers will be able to subscribe,
                                      unsubscribe, and change email address via
                                      site
                                   .  AWA will send GT copy for email to be
                                      delivered each week, GT will then
                                      distribute to distribution list.
                                   .  Weekly statistics will be provided by GT
                                      to AWA regarding new subscribers, #
                                      unsubscribed, cumulative totals, and any
                                      additional feedback provided.
                                   .  GT and AWA to determine schedule for
                                      delivering email. GT will be able to send
                                      email within 24 hours of receipt.
--------------------------------------------------------------------------------
 .  Fare Sales                      .
                                   .  AWA personnel trained in the use of GT's
                                      Contract Editor will be authorized to
                                      update AWA's proprietary fares.
                                   . AWA will have sole responsibility for fare changes made through the Contract Editor and will be responsible for quality assurance testing of data entries.
                                   .  The number of AWA fare sales will be
                                      limited by the maximum number of fare
                                      sales supported by the Contract Editor.
--------------------------------------------------------------------------------

                                      8.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                   .  Sale includes the ability to restrict
                                      fares to specific flight numbers, travel
                                      dates, and ticketing dates.
                                   .  GT will provide the ability to run 10
                                      simultaneous sales that have similar, non-
                                      contradictory fare rules at any one
                                      time..
                                   .  Sale capabilities include: zap off ($'s
                                      and percent), proprietary fares, specials
                                      based on time, class of service, or date.
                                      Ability to control advance purchase,
                                      travel dates, and terms and conditions.
--------------------------------------------------------------------------------
 .  E-Certificates                  .  Phase I E-certificate functionality will
                                      enable customers with a single, special
                                      promotion code URL address to access
                                      special private fares.
                                   .  GT will update these fares as specified by
                                      AWA on a weekly basis.
                                   .  Phase I implementation will support only a
                                      single e-certificate program at any one
                                      time.
--------------------------------------------------------------------------------
 .  Announcements through content   .  AWA will have sole ownership of all
                                      Content displayed on site and sent via
                                      email to the email subscriber base.
--------------------------------------------------------------------------------
Other Issues/Application
Requirements
--------------------------------------------------------------------------------
 .  Advertising                     .  The area across the top of each site page
                                      will be a dedicated space for third party
                                      advertising. The height of this area will
                                      be at least as high as that of the Preview
                                      Travel and Expedia web site as of the
                                      Effective Date of this Agreement.
                                   .  This top of the page space will be enabled
                                      for delivery of at least one banner and
                                      one ad button (similar to Preview Travel)
                                      in the case of high usage pages.
--------------------------------------------------------------------------------
 . Car/Hotel Fulfillment           .   GT will provide the ability for customers
                                      on the AWA site to purchase car/hotel
                                      reservations.
                                   .  GT will fulfill all car/hotel tickets.
                                   .  Link to cars/hotels will be a closed
                                      commerce loop, so pax does not leave site.
                                   .  Option to purchase car/hotel will be
                                      presented throughout the site
--------------------------------------------------------------------------------
 .  Data Reports                    .  Global observer will provide daily PNR
--------------------------------------------------------------------------------

                                      9.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                      summary information.
                                   .  AWA will receive PNR data real time when
                                      released as a GT booking engine feature.
                                      AWA will be responsible for parsing and
                                      storing the software, GT will provide the
                                      real-time access using HTTPD and SSL when
                                      released as a GT booking engine feature.
                                   .  AWA will receive a weekly file with
                                      updated customer profiles. [Push of PNR
                                      data will be part of Phase II.]
                                   .  AWA will receive trend reports on site
                                      traffic on a daily basis. Data will
                                      include # of visitors, impressions, top
                                      entry pages, and other site traffic
                                      information
                                   .  GT will provide AWA a on-line access to
                                      site traffic information.
--------------------------------------------------------------------------------
 .  Frequent Flyer Information      .  Ability to identify bookings requiring
                                      bonus miles
--------------------------------------------------------------------------------
 .  PNR Internet Booking Indicator  .  An indicator that the PNR is from the internet will be added to the PNR (assumes
                                      a remarks line in the ARS)
--------------------------------------------------------------------------------
 .  Redundancy/Backups              .  AWA will provide lines to GT with the
                                      redundancy level that AWA requires.
                                   .  GT will provide full back up support for
                                      AWA on a daily basis.
--------------------------------------------------------------------------------
 .  Separate lines to SHARES from   .  If more than one data center is required
   each site                          to meet traffic demands, a separate,
                                      redundant line will be connected to each
                                      data center.
--------------------------------------------------------------------------------
 .  Adequate line capacity to       .  Adequate line capacity/bandwidth will be
   SHARES and the Internet            provided by AWA for connection to SHARES..
                                      Adequacy to be determined by 3rd party
                                      traffic monitoring and analysis service to
                                      meet competitive response times.
                                   .  GT will contract no less than 2 separate,
                                      independent communications carriers to
                                      provide redundant connection to Internet.
                                      AWA will provide connection to SHARES.
--------------------------------------------------------------------------------
 .  Bandwidth                       .  Hosting fee will be dependent upon data
                                      requests and server responses as indicated
                                      in Exhibit C based on PNR bookings. There
                                      will be no limits to the amount (byte
                                      size) of
--------------------------------------------------------------------------------

                                      10.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                      data served within reasonable limits for
                                      internet performance.
--------------------------------------------------------------------------------
 .  Security (facilities &          .  GT will provide certified firewalls
   firewall encrypted)                between the Internet and AWA information
                                      in the servers.
                                   .  GT will monitor security events and
                                      periodically poll each server. GT will
                                      notify AWA of any security breaches
                                      detected.
                                   .  GT will provide AWA with a secure login id
                                      and password for access to the AWA
                                      administrative area of the web site.
                                   .  GT will provide annual independent
                                      security audits to be performed by an
                                      independent web site security auditor that
                                      meets industry standards for security
                                      auditing as requested by AWA at the
                                      expense of AWA
                                   .  GT hosts its services at a facility which
                                      is secured on a 24X7 basis.
                                   .  GT will provide for a secured, firewall-
                                      protected database, content and
                                      applications.
                                   .  All transmitted customer information and
                                      credit card information will be secured
                                      and encrypted through industry standard
                                      secure SSL encryption technologies
                                      integrated into standard browsers and
                                      commercial HTTP servers (the customer must
                                      select secure connections).
                                   .  Credit card numbers and user passwords
                                      will be stored on the database in an
                                      encrypted form.
-------------------------------------------------------------------------------
 .  Multiple Browser Support        .  GT will support its product operating
                                      through the following browsers: Netscape
                                      3.X and 4.X, IE 3.X, 4.X and 5.X and AOL
                                      Version 3.X and 4.X.
--------------------------------------------------------------------------------
 .  Peak Capacity Capabilities      .  GT engineers the Private Label Site to
                                      accommodate peaks of 35% over Company
                                      forecast of average predicted daily use.
                                      Line capacity should never exceed 75% of
                                      peak capacity during peak periods. GT's
                                      ability to meet the preceding capacity
                                      levels are predicated on site traffic
                                      within 20% of AWA's rolling six month
                                      forecasts.
--------------------------------------------------------------------------------
 .  Scheduled Downtime              .  Today, GT does not schedule downtime.
--------------------------------------------------------------------------------

                                      11.

--------------------------------------------------------------------------------
PHASE I FUNCTIONALITY                                  Comments
--------------------------------------------------------------------------------
                                      However, in the event that GT does
                                      schedule downtime in the future, GT will
                                      schedule such downtime between 12am and
                                      4am Pacific Time. GT will notify Company
                                      one week in advance of such scheduled
                                      downtime. The system will not be down for
                                      greater than thirty (30) minutes without
                                      Company prior approval and scheduled
                                      outages will not be greater than two (2)
                                      hours in one calendar month. Scheduled
                                      outages that exceed the planned timeframe
                                      will be considered unscheduled. This
                                      scheduled downtime will not be included in
                                      measurement of system availability as
                                      listed in Attachment D.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHASE II FUNCTIONALITY             .  The following items will be included as
                                      part of PHASE II implementation. [*]
                                   .  The target date for Delivery of PHASE II
                                      functionality is [*] after the Delivery of
                                      Phase I. Delivery of individual functions
                                      may be phased in after the Phase I
                                      implementation date.
--------------------------------------------------------------------------------
 .  Refunds                         .  Customers will be able to process refunds
                                      on the site
--------------------------------------------------------------------------------
 .  Access to PNR data              .  GT will enable push of passenger detail
                                      PNR data 30 days after Phase I
                                      implementation
--------------------------------------------------------------------------------
 .  E-Certificates                  .  GT will enable the use of Phase II
                                      E-Certificates
--------------------------------------------------------------------------------
 .  Online FF Account Access        .  Feature development dependent upon timely
                                      installation of dedicated lease line from
                                      AWA FF database to GT Data Center
--------------------------------------------------------------------------------
 .  FF Redemption Bookings          .  Feature development dependent upon timely
                                      installation of dedicated lease line from
                                      AWA FF database to GT Data Center
--------------------------------------------------------------------------------
 .  FF Email Flight Change          .  Feature development dependent upon timely
   notification                       installation of dedicated lease line from
                                      AWA FF database to GT Data Center
--------------------------------------------------------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      12.

--------------------------------------------------------------------------------
 .  FF Upgrades                     .  Feature development dependent upon timely
                                      installation of dedicated lease line from
                                      AWA FF database to GT Data Center
--------------------------------------------------------------------------------
 .  Approximated Low Fare Search    .  GT will make all commercially reasonable
                                      efforts to complete this for Phase I.
                                   .  Customer able to price up to 4 RTs with
                                      one query
                                   .  Customer will select flights based on O&D
                                      not on segments
                                   .  Customer will be able to select fare
                                      desired from this list
                                   .  This function will be delivered for
                                      testing [*] days after the initial
                                      implementation of Phase I functionality.
--------------------------------------------------------------------------------
 .  Low Fare Search (Optional)      .  AW will have the option of using a portion
                                      of the [*] of development time to
                                      implement a low fare search through
                                      SHARES. Alternatively, GT can implement a
                                      low fare search through an alternate CRS
                                      for an additional fee for alternate CRS
                                      utilization.
--------------------------------------------------------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      13.

                                 Attachment C

                                     FEES

The following Fees are to be paid by Company to GT, unless otherwise indicated:

     Private Label Site Management Fees*    [*] for 1st year (1/2 paid upon
                                            execution)

                                            [*] for 2nd year

                                            [*] for 3rd year

                                            [*] for 4th year

     Server and Communications Costs        [*] per PNR

     Advertising Revenue                    [*] of the gross revenues to Company

     Hotel and Car Commission**             [*] to Company

     Dedicated Company ARS line and Other
     Company Hardware and Software, if any  [*]

*Company shall pay a pro-rata portion of the yearly License Fee each quarter in advance.

**GT shall pay to Company [*] of the Hotel and Car Commission actually received from car and hotel reservations made through the Private Label Site, less sales, use, excise and other taxes and duties.

     Fees for Optional Services***

     Programming Hourly Fee           [*]
     HTML Coding Hourly Fee           [*]
     Graphic Design Hourly Fee        [*]
     Special Consulting Hourly Fee    [*]
     Email Distribution of Fares      [*] per 100,000 messages per mailing
                                      (min.$1,000/mailing).

***[*] of Fees for Optional Services per contract year will be at no charge to Company. Any portion of the [*] free hours remaining unused at the end of the contract year will be forfeited except if the hours remain unused due to the fault of GT.

For all Fees for Optional Services, estimates will be provided and work will not be initiated without a signed authorization from Company accepting the estimate. All fees for Optional Services are subject to change at any time with prior notice to Company; provided that Fees for Optional Services will not increase at a rate greater than 10% per annum.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

                                 Attachment D

1.  Technical Support Services.

     GT will provide support services to Company, including the following:

     1.1 Telephone Hot-Line Support; Acknowledgement of GT Reservation System Failures. GT will provide telephone hot-line support services to Company's designated support contact twenty-four (24) hours a day, seven (7) days a week. Such support will include reasonable consultation on the operation and utilization of the Private Label Site and problem resolution for failures of the GT Reservation System as reported by the Company.

     1.2 Problem Definition. "PAR" means Problem Action Request. PAR(s) will be determined by the severity of the Private Label Site or GT Reservation System failure. Severity levels are defined as follows:

     Severity Level 1 shall be defined as a "Critical Problem" wherein the Private Label Site is not operational (such as Global Observer) or has a critical loss of capability such as the inability to browse or book, frequency of failure precludes productive use, or critical job/data integrity defect.

     Severity Level 2 shall be defined as a "Major Problem" wherein the Private Label Site is operational but with capability that is severely or moderately degraded such as the inability to run a major application within the GT Reservation System, non-critical product feature or function that does not work, or failure that requires on-going intervention to maintain productive use.

     Severity Level 3 shall be defined as a "Minor Problem" wherein the Private Label Site is operational, with no significant impact to performance.

     1.3  Response Times

     GT shall acknowledge a Severity Level 1 Problem within sixty (60) minutes.

     GT shall exercise all commercially reasonable efforts to meet the following response times for a Severity Level II or III Problem:

     .    two (2) hours for acknowledgment of a Severity Level II Problem

     .    next calendar day for Severity Level III Problem

     GT acknowledgement may be by fax, phone, or e-mail to Company program administrator. All technical support services will be provided from GT's facility unless otherwise requested by Company upon reasonable belief that such services must be provided at Company's facilities subject to the terms and conditions of Sections 8.6 and 8.7 of this Agreement.

                                      1.

     1.4  Problem Resolution.

     GT shall implement the following problem investigation and resolution correction procedures:

     Severity Level I Problems:

     GT shall promptly initiate the following procedures: (1) assign senior GT engineers to correct the Critical Problem; (2) notify senior GT management that such a Critical Problem has been reported and that steps are being taken to correct the Critical Problem; (3) provide Company with periodic reports every four (4) hours on the status of the corrections; and (4) provide either (a) problem resolution or (b) a plan to achieve problem resolution within thirty-six
(36) hours. In the case that GT's plan for resolution or the actual time to resolution exceed one week of system downtime, Company will have the right to terminate this Agreement pursuant to Section 12.2 (Termination for Cause).

     Severity Level II Problem:

     GT shall exercise all commercially reasonable efforts to provide Company with a workaround and to include the fix for the Major Problem in the next upgrade to the Private Label Site or the GT Reservation System.

     Severity Level III Problems:

     GT may include the fix for the Minor Problem in the next upgrade to the Private Label Site or the GT Reservation System, unless it reasonably believes that there is insufficient time before release of the next update to add the fix, in which case it shall include the fix in the update following the next update.

2. GT Reservation System Availability. During the term of this Agreement, GT shall use commercially reasonable efforts to ensure that the Private Label Site and the GT Reservation System are available and able to accurately process the Company's employees inquiries for browsing and Booking a minimum of ninety-nine percent (99%) of the time over a two month period. If system availability falls below 99% for either (a) nine months during a twelve month period or (b) any consecutive six month period due to failures that are GT's responsibility during such period and Company has provided a Forecast accurate to within 20% during such period, Company will have the right to terminate this Agreement pursuant to Section 12.2 (Termination for Cause).

3. Information Backup. As part of the service that GT provides Company, GT will make a complete backup of Company information stored in connection with operation of the Private Label Site at least once a day. Upon Company's reasonable request, GT shall provide Company a complete electronic copy of such information

When determining whether any of the preceding performance measurements for problem response time and system availability have been met, the measurements above shall not include

                                      2.

failures related to hardware or software systems outside of the reasonable control of GT, as determined in accordance with Section 13.1 of the Agreement.

                                      3.

                                 Attachment E

                               ESCROW AGREEMENT


                     Master Number ______________________

This Agreement is effective October __, 1999 among DSI Technology Escrow Services, Inc. ("DSI"), GetThere.Com Inc.("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a service agreement, license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as the "Service Agreement") which provides for the escrow of current and complete software, source code, documentation and other matters related to and required to operate, maintain and update the GT Reservation System as defined in the Service Agreement (collectively, the "Deposit Materials").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the Service Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 -- DEPOSITS

1.1  Obligation to Make Deposit. Upon the signing of this Agreement by the
     --------------------------
parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the Service Agreement or, if the Service Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2  Identification of Tangible Media. Prior to the delivery of the Deposit
     --------------------------------
Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape,

                                      1.

disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3  Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit
     ------------------
B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4  Acceptance of Deposit. At completion of the deposit inspection, if DSI
     ---------------------
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5  Depositor's Representations. Depositor represents as follows:
     ---------------------------

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the Service Agreement or Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6  Verification. Preferred Beneficiary shall have the right, at Preferred
     ------------
Beneficiary's expense, to cause a verification of any Deposit Materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or

                                      2.

at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7  Deposit Updates. Unless otherwise provided by the Service Agreement,
     ---------------
within thirty (30) days of the installation of any new update to the GT Reservation System (or any other substantial modification thereto), or within six (6) months of the last deposit hereunder, whichever is sooner, Depositor shall deliver to DSI for deposit in accordance with this Agreement , any and all updates or other changes to the Deposit Materials which correspond to changes, if any, made to the GT Reservation System or shall notify DSI that no changes were made during the preceding period. Such updates or other changes will be added to the existing deposit. All deposit updates and other changes shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates or other changes shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates or other changes.

1.8  Removal of Deposit Materials. The Deposit Materials may be removed and/or
     ----------------------------
exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1  Confidentiality. DSI shall maintain the Deposit Materials in a secure,
     ---------------
environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2  Status Reports. DSI will issue to Depositor and Preferred Beneficiary a
     --------------
report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3  Audit Rights. During the term of this Agreement, Depositor and Preferred
     ------------
Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 -- GRANT OF RIGHTS TO DSI

                                      3.

3.1  Title to Media. Depositor hereby transfers to DSI the title to the media
     --------------
upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2  Right to Make Copies. DSI shall have the right to make copies of the
     --------------------
Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3  Right to Transfer Upon Release. Depositor hereby grants to DSI the right to
     ------------------------------
transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1  Release Conditions. As used in this Agreement, "Release Condition" shall
     ------------------
mean a release condition as described in the Acceptance Form.

4.2  Filing For Release. If Preferred Beneficiary believes in good faith that a
     ------------------
Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by overnight courier.

4.3  Contrary Instructions. From the date DSI mails the notice requesting
     ---------------------
release of the Deposit Materials, Depositor shall have ten (10) business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary;
(b) resolution pursuant to the Dispute Resolution provisions described in
Section 7.3; or (c) order of a court.

4.4  Release of Deposit. If DSI does not receive Contrary Instructions from the
     ------------------
Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary.

                                      4.

Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5  Right to Use Following Release. Preferred Beneficiary has the right to use
     ------------------------------
the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the Service Agreement; provided, however, that Preferred Beneficiary agrees not to exercise this right until it has received the Deposit Materials upon their release in accordance with this Article 4. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5 -- TERM AND TERMINATION

5.1  Term of Agreement. The initial term of this Agreement is for a period of
     -----------------
one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) the Agreement is terminated by DSI for nonpayment in accordance with
Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2  Termination for Nonpayment. In the event of the nonpayment of fees owed to
     --------------------------
DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3  Disposition of Deposit Materials Upon Termination. Upon termination of this
     -------------------------------------------------
Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

5.4  Survival of Terms Following Termination. Upon termination of this
     ---------------------------------------
Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.5);

     b.   The obligations of confidentiality with respect to the Deposit
          Materials;

                                      5.

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

     d.   The obligation to pay DSI any fees and expenses due;

     e.   The provisions of Article 7; and

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1  Fee Schedule. DSI is entitled to be paid its standard fees and expenses
     ------------
applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2  Payment Terms. DSI shall not be required to perform any service unless the
     -------------
payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1  Right to Rely on Instructions. DSI may act in reliance upon any
     -----------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2  Indemnification. DSI shall be responsible to perform its obligations under
     ---------------
this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3  Dispute Resolution. Any dispute relating to or arising from this Agreement
     ------------------
shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association.

                                      6.

Depositor and Preferred Beneficiary will each select one arbitrator and a third arbitrator will be selected unanimously by the two arbitrators selected by the parties. If the two arbitrators selected by the parties are unable to select the third arbitrator within ten (10) days of the appointment of the two arbitrators, the parties consent to the selection of the third arbitrator by the AAA administrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Palo Alto, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrators. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4  Controlling Law. This Agreement is to be governed and construed in
     ---------------
accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5  Notice of Requested Order. If any party intends to obtain an order from
     -------------------------
the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 -- GENERAL PROVISIONS

8.1  Entire Agreement. This Agreement, which includes the Acceptance Form and
     ----------------
the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the Service Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such Service Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2  Notices. All notices, invoices, payments, deposits and other documents and
     -------
communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to

                                      7.

rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3  Severability. In the event any provision of this Agreement is found to be
     ------------
invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4  Successors. This Agreement shall be binding upon and shall inure to the
     ----------
benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

                                      8.

8.5  Regulations. Depositor and Preferred Beneficiary are responsible for and
     -----------
warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.


GetThere.com Inc.                       DSI Technology Escrow Services, Inc.


By:_________________________________    By:_________________________________

Name: Kenneth Pelowski                  Name:_______________________________

Title: Chief Operating Officer & CFO    Title:______________________________

Date:_______________________________    Date:_______________________________

                                      9.

                             PREFERRED BENEFICIARY
                                ACCEPTANCE FORM

                              Account Number [*]

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that America West Airlines, Inc. is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective October ___________, 1999 with DSI as the escrow agent and GetThere.com Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor and Preferred Beneficiary agree that the Release Conditions referred to in Section 4.1 of the Agreement are Depositor's filing under Chapter 7 or Chapter 11 of the Bankruptcy Code or ceasing its business operations without a successor.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                                 Account Number
------------                                 --------------

GetThere.com Inc.                            [*]
---------------------------------            -----------------------------------
_________________________________            ___________________________________
_________________________________            ___________________________________


Notices and communications to Preferred
Beneficiary should be addressed to:          Invoices should be addressed to:

Company Name: AW to supply                   ___________________________________
Address:_________________________            ___________________________________
        _________________________            ___________________________________
        _________________________            ___________________________________
Designated Contact:______________            Contact:___________________________
Telephone:_______________________            ___________________________________
Facsimile:_____                              P.O.#, if required:________________


America West Airlines, Inc.                  GetThere.com Inc.
Preferred Beneficiary                        Depositor


By: _____________________________            By: _______________________________
Name:____________________________            Name:______________________________
Title:___________________________            Title:_____________________________
Date:____________________________            Date:______________________________

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      10.

DSI Technology Escrow Services, Inc.
------------------------------------

By: _____________________________
Name:____________________________
Title:___________________________
Date:____________________________

                                      11.

                                   EXHIBIT A

                           MATERIALS TO BE DEPOSITED

                              Account Number [*]

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following: all current and complete software, source code, documentation and other matters related to and required to operate, maintain and update the GT Reservation System as defined in the Service Agreement.

Depositor                               Preferred Beneficiary

By:______________________________       By:________________________________

Name:____________________________       Name:______________________________

Title:___________________________       Title:_____________________________

Date:____________________________       Date:______________________________

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      12.

                                   EXHIBIT B

                       DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name GetThere.com Inc.________________________________________

Account Number [*]______________________________________________________________

Product Name GetThere.com System Sources ________________ Version 4.2 __________ (Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity       Media Type & Size                     Label Description of Each Separate Item
                                             (Please use other side if additional space is needed)
______         Disk 3.5" or ____

               DAT TAPE 4____MM
______         CD-ROM

2_____         Data cartridge tape ____      4.2 Templates

_______                                      4.2 Source

_______        TK 70 or ____ tape

_______        Magnetic tape ____

_______        Documentation

_______        Other ______________________

PRODUCT DESCRIPTION:
Operating System Solaris 2.6____________________________________________________
Hardware Platform Sun AXMP______________________________________________________

DEPOSIT COPYING INFORMATION:
Is the media encrypted?  Yes / No   If yes, please include any passwords and the
decryption tools.
Encryption tool name____________________________________ Version _______________

Hardware required_______________________________________________________________
Software required_______________________________________________________________

I certify for Depositor that the above described       DSI has inspected and accepted the above
Deposit Materials have been transmitted to DSI:        materials (any exceptions are noted above):

Signature_______________________________________       Signature_________________________________________
Print Name______________________________________       Print Name________________________________________

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      13.

Date____________________________________________       Date Accepted_____________________________________
                                                       Exhibit B#________________________________________

Send materials to: DSI, 9265 Sky Park Court, Suite 202, San Diego, CA 92123
(858) 499-1600

                                      14.

                                                                       EXHIBIT C

                              DESIGNATED CONTACT

                     Master Number ______________________

Notices and communications
should be addressed to:                 Invoices should be addressed to:

Company Name:______________________     ________________________________________
Address:___________________________     ________________________________________
        ___________________________     ________________________________________
        ___________________________     ________________________________________
Designated Contact:________________     Contact:________________________________
Telephone:_________________________     ________________________________________
Facsimile:_________________________     P.O.#, if required:_____________________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, Deposit Materials and notices to     Invoice inquiries and fee remittances
DSI should be addressed to:                     to DSI should be addressed to:

DSI                                             DSI
Contract Administration                         Accounts Receivable
Suite 202                                       Suite 1450
9265 Sky Park Court                             425 California Street
San Diego, CA 92123                             San Francisco, CA 94104

Telephone:  (858) 499-1600                      (415) 398-7900
Facsimile:  (858) 694-1919                      (415) 398-7914

Date:_________________________________

                                      15.